SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2003

PEREGRINE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22209	95-3773312

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, San Diego, California	92130

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 481-5000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5. Other Events

     On April 29, 2003, Peregrine Systems, Inc. issued a press release announcing the filing of an amended Plan of Reorganization and Disclosure Statement (the “Amended Plan”) with the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K. Creditors, equity interest holders and other parties-in-interest who wish to receive a copy of the Amended Plan in its current form as filed with the Bankruptcy Court may obtain a copy upon written or facsimile request (which should also include their name, address, any telephone or facsimile number and the date) addressed or directed to the Company’s Noticing Agent in its Chapter 11 case as follows:

Peregrine Systems, Inc.
c/o Berger & Associates, LLC
10351 Santa Monica Blvd, Suite 101A
PMB 1035
Los Angeles, CA 90025
Facsimile: (818)783-2737

* * *

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003

PEREGRINE SYSTEMS, INC.

By:	/s/ Kathy Vizas

Kathy Vizas
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 29, 2003.